Note 16 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
(16)	Commitments and Contingencies

(i) The Group has several non-cancelable operating leases, primarily for office premises.

Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum operating lease payments as of December 31, 2015 are:

Minimum Lease Payment
RMB
Year ending December 31:
2016	31,152
2017	16,080
2018	7,516
2019	6,535
2020	4,121
Total	65,404

Rental expenses incurred under operating leases for the years ended December 31, 2013, 2014 and 2015 amounted to RMB30,509, RMB27,455 and RMB36,206, respectively.

(ii) The Group entered into various acquisition agreements which contain certain purchase considerations that are contingent upon future performance of the acquired companies. Please refer to note 3 for more details.